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                                                                    Exhibit 10.1


                               AMENDMENT NO. 1 TO
                          SECURITIES PURCHASE AGREEMENT

     This Amendment No. 1 to Securities Purchase Agreement (this "Amendment") dated as of December 6, 2002 is entered into by and between Quanta Services, Inc., a Delaware corporation (the "Company"), and First Reserve Fund IX, L.P., a Delaware limited partnership ("Purchaser").


                                    RECITALS

     WHEREAS, the Company and Purchaser have entered into that certain Securities Purchase Agreement dated as of October 15, 2002 (the "Agreement") pursuant to which the parties agreed, among other things, that Purchaser would purchase from the Company and the Company would issue to Purchaser (a) 8,666,666 shares of the Company's common stock, par value $0.00001 per share (the "Common Shares"), at the Tranche I Closing and (b) 2,430,741 shares of the Company's Series E Preferred Stock, par value $0.00001 per share (the "Preferred Shares"), at the Tranche II Closing;

     WHEREAS, pursuant to Section 2.03 of the Agreement, the Tranche II Closing may not be later than December 7, 2002, subject to extension by Purchaser pursuant to Section 2.03 thereof;

     WHEREAS, the Company and Purchaser desire to amend the Agreement in the manner set forth in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Agreement.

2. Amendment.

     (a) The second sentence of Section 2.03 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "The delivery of the certificate(s) representing the Preferred Shares, payment by Purchaser of the required consideration and all other instruments required by this Agreement (the "Tranche II Closing") will occur on the second Trading Day following the satisfaction of the conditions set forth in Sections 5.02 and 5.03 hereof or such other date as is mutually agreed upon by the parties, but in no event shall such date be later than December 20, 2002."


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     (b) Section 6.15(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

          "by either the Company or Purchaser if the Tranche II Closing shall not have been consummated on or before December 20, 2002, unless extended by mutual agreement or unless the failure to consummate the Closing is attributable to a failure on the part of the party seeking to terminate this Agreement to perform any obligation required to be performed by such party at or prior to the Tranche II Closing Date; or"

3. Documents Otherwise Unchanged. Except as herein provided, the Agreement shall remain unchanged and in full force and effect, and each reference to the Agreement shall be a reference to the Agreement as amended hereby and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time.

4. Effectiveness of Amendment. This Amendment shall become effective immediately upon the execution hereof.

5. Binding Effect. This Amendment shall be binding upon the Company, Purchaser, and their respective successors and permitted assigns. Except as expressly provided in this Amendment, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Amendment, and their respective successors and permitted assigns.

6. Governing Law. This Amendment will be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of laws.

                            [signature page follows]


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     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

                            QUANTA SERVICES, INC.

                            By:  /s/ Dana A. Gordon

                            Name:  Dana A. Gordon

                            Title:  Vice President

                            FIRST RESERVE FUND IX, L.P.

                            By:  First Reserve GP IX, L.P., General Partner
                            By:  First Reserve G.P. IX, Inc., General Partner


                            By: /s/ Thomas R. Denison

                            Name: Thomas R. Denison

                            Title: Managing Director